THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

CONVERSION AGREEMENT

THIS CONVERSION AGREEMENT (the “Agreement”), dated as of September 25, 2013 is made by and between World Surveillance Group Inc., a Delaware corporation (“Company”), and Glenn D. Estrella, the President and Chief Executive Officer of the Company (“Employee” and, together with the Company, the “Parties”, or each individually, a “Party”).

WHEREAS, the Company owes Employee salary in arrears in an amount in excess of $100,000 from pay periods prior to the date hereof (the “Accrued Salary”); and

WHEREAS, the Company and the Employee wish to convert $100,000 of the Accrued Salary (the “Conversion Salary”) into an option to purchase shares of common stock, par value $0.00001 per share, of the Company (the “Common Stock”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge the parties agree as follows:

1.          Conversion Salary. The Company and Employee hereby agree that the Conversion Salary shall convert into an option to purchase 7,692,308 shares of Common Stock (the “Option Shares”) with an exercise price equal to $0.013 per share and a term of seven years (the “Option” and together with the Option Shares, the “Securities”), which Option shall be substantially in the form of Exhibit A attached hereto.

2.          Option Agreement. Within ten (10) business days of the date of this Agreement, the Company shall deliver to Employee an Option Agreement representing the Option Shares. Following such issuance, the Employee shall have no right to receive from the Company the Conversion Salary.

3.          Representations and Warranties and Covenants. Each Party hereby represents, warrants and covenants to the other Party, on behalf of itself and no other Party, as follows:

a. No Registration. The Employee understands that none of the Securities have been, nor will be, registered under the Securities Act of 1933, as amended (the “Securities Act”) by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Employee’s representations as expressed herein or otherwise made pursuant hereto.

b. Investment Intent. The Employee is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, and such Employee has no present intention of selling, granting any participation in, or otherwise distributing the same. The Employee further represents that it does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or entity or to any third person or entity with respect to the Securities.

c. Investment Experience. The Employee, either alone or together with its representatives, has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company and acknowledges that the Employee can protect its own interests. The Employee has such knowledge and experience in financial and business matters so that such Employee is capable of evaluating the merits and risks of its investment in the Company.

d. Speculative Nature of Investment. Such Employee understands and acknowledges that the Company has a limited financial and operating history and that an investment in the Company is highly speculative and involves substantial risks. Such Employee can bear the economic risk of such Employee’s investment and is able, without impairing such Employee’s financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of such Employee’s investment.

e. Accredited Investor. The Employee is an “accredited investor’ within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act.

f. Rule 144. The Employee acknowledges that the Option Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Employee is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares subject to the satisfaction of certain conditions. The Employee acknowledges that, in the event all of the requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Option Shares.

g. Authorization. Each Party represents for itself and no other Party that:

i. It has all requisite power and authority to execute and deliver this Agreement, and to carry out and perform its obligations under the terms hereof. All action on the part of such Party necessary for the authorization, execution, delivery and performance of this Agreement, and the performance of all of such Party’s obligations herein, has been taken.

ii. This Agreement, when executed and delivered by it, will constitute the valid and legally binding obligation of such Party, enforceable in accordance with its terms except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies or by general principles of equity.

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iii. No consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by it in connection with the execution and delivery of this Agreement by such Party or the performance of such Party’s obligations hereunder.

j. Brokers or Finders. Each Party represents for itself and no other Party that it has not engaged any brokers, finders or agents, and that the other Party has not, and will not, incur, directly or indirectly, as a result of any action taken by it, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement and the transactions related hereto.

k. Tax Advisors. Each Party represents for itself and no other Party that it has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, it has relied solely on its advisors and not on any statements or representations of the other Party hereto or any of such other Party’s agents, written or oral.

l. Legends. The Employee understands and agrees that the Option Shares shall bear a legend in substantially the form as follows (in addition to any legend required by any other applicable agreement or under applicable state securities laws):

“THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

4.          Governing Law; Entire Agreement; Counterparts. The interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without regards to the principles of conflicts of laws thereof. This Agreement, together with the exhibits hereto, contains the entire agreement of the Parties with respect to the subject matter hereof and supercedes all prior agreements and understandings, oral or written, with respect to such matters, and there are no representations, covenants, or other agreements except as stated or referred to herein. Neither this Agreement nor any of the provisions herein shall be modified, waived, discharged, or terminated except by an instrument in writing signed by the Party against whom any modification, waiver, discharge, or termination is sought. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the Parties, notwithstanding that all Parties are not signatories to the same counterpart.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereonto duly authorized as of the day and year first above written.

WORLD SURVEILLANCE GROUP INC.

By	: /s/ Barbara M. Johnson
Name: Barbara M. Johnson
Title: Vice President and General Counsel

EMPLOYEE:

/s/ Glenn D. Estrella
Glenn D. Estrella

Address:	1608 Sheridan Drive
Wall Township, NJ 07753

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Exhibit A

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